Share-Based Compensation	12 Months Ended
Dec. 31, 2025
Share-Based Compensation [Abstract]
SHARE-BASED COMPENSATION
17.	SHARE-BASED COMPENSATION

The Company’s 2022 Share Incentive Plan (the “2022 Plan”) provides for the grant of options, restricted shares, restricted share units and other awards to employees, consultants and directors. In September 2024, the Company’s board of directors approved the grant of restricted shares to certain directors, employees and consultants under the 2022 Plan. On May 29, 2025, the Company’s board of directors approved to amend and restate the 2022 Plan and adopted the Amended and Restated 2022 Share Incentive Plan (the “A&R 2022 Plan”), pursuant to which the maximum aggregate number of shares that may be issued under the A&R 2022 Plan has been adjusted from 7,500,000 Class A ordinary shares to 14,657,193 Class A ordinary shares, increased by 7,157,193 Class A ordinary shares. As of December 31, 2025, 6,557,041 restricted shares had been granted under the A&R 2022 Plan, with 56,722 restricted shares forfeited.

Compensation expense is recognized over the vesting period of the share awards based on the fair value of the shares at the grant date. A portion of the fair value of service-based restricted shares with post-vesting restrictions is determined using the Asian-Style put option valuation model to estimate the fair value of service based restricted share granted with post-vesting restriction. Certain shares vest on the grant date or the first anniversary of the vesting commencement date, while others vest between the second and fourth anniversaries.

The weighted average grant date fair value is $4.10 and $4.24 for the years ended December 31, 2025 and 2024. The following are the assumptions used in valuing the restricted shares with post-vesting restrictions on grant dates during the years ended December 31, 2024 (in percentages, except as noted):

For the Year Ended December 31, 2024

Expected stock price volatility	143.42 - 150.32
Weighted average expected life (in years)	1
Dividend yield	-
Discount for Post-Vesting Restrictions	13.46 - 13.79

A summary of changes in the Company’s nonvested shares for the year follows:

	Number of shares	Weighted- Average Grant- Date Per Share Fair Value

Balance at January 1, 2024	-	$-
Granted	6,512,781	4.24
Vested	(6,176,756)	4.22
Forfeited	(10,919)	5.05
Non-vested at December 31, 2024	325,106	$5.05
Granted	44,260	$4.10
Vested	(118,177)	4.30
Forfeited	(45,802)	5.05
Non-vested at December 31, 2025	205,387	$4.95

As of December 31, 2025, there was $0.86 million of total unrecognized compensation cost related to nonvested shares granted under the Plan. The cost is expected to be recognized over a weighted-average period of 1 to 4 years. The total fair value of shares vested during the years ended December 31, 2025, 2024 and 2023 was $0.51 million, $25.94 million and Nil, respectively.

The share-based compensation expenses related to restricted shares are recorded as components of general and administrative expenses, selling and marketing expenses, and research and development expenses, as follows:

	Year Ended December 31
	2025	2024	2023

General and administrative expenses	398	17,617	-
Selling and marketing expenses	135	4,502	-
Research and development expenses	55	3,946	-
Total	588	26,065	-

During the years ended December 31, 2025, 2024 and 2023, the Company recognized an income tax benefit of Nil, $1.7 million and Nil, respectively, related to stock-based compensation expense.